SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 19, 2000


                                SYSCO CORPORATION
               (Exact name of registrant as specified in charter)





          Delaware                         1-06544                    74-1648137
(State or other jurisdiction       (Commission File Number)  (IRS Employer Identification No.)
          incorporation)




         1390 Enclave Parkway
            Houston, Texas                                        77077-2099
    (Address of principal executive                               (Zip Code)
               offices)



        Registrant's telephone number including area code (281) 584-1390




          (Former name or former address, if changed since last report)


1227551v1

ITEM 5.  OTHER EVENTS.


     On April 19, 2000, SYSCO Corporation ("SYSCO") issued a press release ("Press Release") announcing its results of operations for the quarter ended April 1, 2000. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated April 19, 2000, a copy of which is annexed hereto as Exhibit 99.

     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" section of SYSCO's Form S-3 (File No. 333-34036) filed with the Securities and Exchange Commission on April 5, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

         Not applicable.

         (b)   Pro Forma Financial Information.

         Not applicable.

         (c)   Exhibits.


Exhibit
Number                                               Description
------                                               -----------
99                                     Press Release dated April 19, 2000

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SYSCO CORPORATION



Date:  May 1, 2000    By: /s/        John K. Stubblefield, Jr.
                         ------------------------------------------------------
                                        John K. Stubblefield, Jr.
                                        Executive Vice President, Finance
                                        and Administration











                                       2